Certain identified information has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

EXHIBIT 10.51

AMENDMENT NO. 3 TO CREDIT AND SECURITY AGREEMENT (TERM)

THIS AMENDMENT NO. 3 TO CREDIT AND SECURITY AGREEMENT (this “Amendment”) is made as of this 30th day of May, 2019 (the “Third Amendment Effective Date”), by and among MIDCAP FINANCIAL TRUST, a Delaware statutory trust, individually as a Lender, and as Agent, and the financial institutions or other entities from time to time parties hereto, each as a Lender, the lenders (individually, each a “Lender” and collectively, the “Lenders”) party to the Credit Agreement (as defined below), ACCURAY INCORPORATED, a Delaware corporation (“Accuray” or “Borrower Representative”), TOMOTHERAPY INCORPORATED, a Wisconsin corporation, and any additional borrower that may hereafter be added to this Agreement (collectively, “Other Borrowers” and, together with Borrower Representative, each individually as a “Borrower”, and collectively as “Borrowers”).

RECITALS

A.Borrowers, Agent and the Lenders are party to that certain Credit and Security Agreement dated as of December 15, 2017 (as previously amended and modified, as amended hereby, and as may be further amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), pursuant to which Lenders agreed to make available to Borrowers a term loan facility consisting of two tranches, in the original aggregate principal amount of $60,000,000.  Capitalized terms used but not defined in this Amendment shall have the meanings that are set forth in the Credit Agreement, as amended hereby.

B.Borrowers have requested (i) an increase in the remainder of the Term Loan Tranche 2 Commitment to $15,461,166, (ii) an advance the remaining portion of the Term Loan Tranche 2 on the date hereof, immediately after giving effect to the increase and (iii) a consolidation of Term Loan Tranche 1 and Term Loan Tranche 2 into a single Term Loan.

C.In connection with such request, the parties now agree to amend and modify the Credit Agreement all in accordance with the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Lenders and Borrowers hereby agree as follows:

1.Consent to Increase Term Loan Tranche 2 Commitment.

(a)Effective immediately prior to making the amendments set forth in Section 2 below, each Lender agrees:

(i)that the remaining unfunded Term Loan Tranche 2 Commitment shall increase to $15,461,166; and

(ii)that (A) clause (d) of Section 7.2 of the Credit Agreement and (B) the final proviso to Section 2.1(a)(i)(C) shall be deemed to be satisfied.

(b)MidCap Financial Trust agrees that its Term Loan Tranche 2 Commitment Amount shall increase by $461,166.

(c)The portion of the Term Loans made on the Third Amendment Effective Date shall be funded as follows: (A) MidCap Financial Trust shall fund $14,836,166 and (B) Flexpoint MCLS Holdings LLC shall fund $625,000.

2.Specific Amendments to Credit Agreement.

(a)New definitions of Third Amendment Effective Date and Market Withdrawal are added to Section 1.1 of the Credit Agreement in alphabetical order to read as follows:

““Third Amendment Effective Date” means May 30, 2019.”

““Market Withdrawal” means a Person’s removal from any market or correction of a Product that involves a minor violation that would not be subject to legal action by the FDA or that involves no violation.”

(b)The definitions of Applicable Margin, Commitment Expiry Date, Term Loan, Term Loans, Term Loan Commitment, Term Loan Commitment Amount and Term Loan Commitment Percentage in Section 1.1 of the Credit Agreement are hereby deleted in their entirety and restated to read as follows:

““Applicable Margin” means with respect to Term Loans and all other Obligations five and one-half percent (5.50%).”

““Commitment Expiry Date” means the date that is five (5) years following the Third Amendment Effective Date (the “Stated Commitment Expiry Date”); provided, however, that if, as of the Early Maturity Date with respect to any series of notes included as Convertible Notes Debt (collectively, “Convertible Notes”), a Convertible Notes Event with respect to such series of Convertible Notes has not occurred, then the Commitment Expiry Date shall be the Early Maturity Date with respect to such series of Convertible Notes (the occurrence of the event described in this proviso, an “Early Maturity Event”); provided further, however, that if a Convertible Notes Event with respect to all of such series of Convertible Notes has not occurred prior to the Early Maturity Date with respect to such series of Convertible Notes, but as of such Early Maturity Date with respect to such series of Convertible Notes the Liquidity Condition is satisfied with respect to the portion of such series that is not subject to a Convertible Notes Event, then (a) an Early Maturity Event shall not occur and (b) the Commitment Expiry Date shall continue to be the Stated Commitment Expiry Date unless, as of any time (the date on which such time occurs, the “Accelerated Commitment Expiry Date”) on or after the Early Maturity Date with respect to such series of  Convertible Notes when a Convertible Notes Event with respect to such series of Convertible Notes has not occurred, (y) the Liquidity Condition with respect to such series of Convertible Notes is not satisfied, in which event the Commitment Expiry Date shall be the Accelerated Commitment Expiry Date or (z) an Early Maturity Event occurs with respect to any other series of Convertible Notes and Borrowers have not caused the Commitment Expiry Date to remain the Stated Commitment Expiry Date in accordance with the second proviso of this definition.”

““Term Loan” and “Term Loans” has the meaning set forth in Section 2.1(a)(i).”

““Term Loan Commitment” means, the sum of each Lender’s Term Loan Commitment Amount.”

““Term Loan Commitment Amount” means, with respect to each Lender, the amount set forth opposite such Lender’s name on Annex A hereto under the caption “Term Loan Commitment Amount”, as amended from time to time to reflect any permitted and effective assignments and as such amount may be reduced or terminated pursuant to this Agreement.”

““Term Loan Commitment Percentage” means, as to any Lender with respect to each of such Lender’s Term Loan Commitments, (a) on the Third Amendment Effective Date, the applicable percentage set forth opposite such Lender’s name on the Commitment Annex under the column “Term Loan” and (b) on any date following the Third Amendment Effective Date, the percentage equal to (i) the Term Loan Commitment of such Lender on such date (or, in the event the Term Loan Commitment shall have been terminated, such Lender’s then outstanding principal advances of such Lender under the Term Loan) divided by the aggregate Term Loan Commitments (or, in the event the Term Loan Commitment shall have been terminated, the then outstanding principal advances of such Lenders under the Term Loan) of all Lenders on such date.”

(c)The definitions of Term Loan Tranche 1, Term Loan Tranche 1 Commitment Amount, Term Loan Tranche 1 Commitments, Term Loan Tranche 2 Commitments, Term Loan Tranche 2, Term Loan Tranche 2 Commitment Amount, Term Loan Tranche 2 Commitment Termination Date and Term Loan Tranche 2 Commitments set forth in Section 1.1 of the Credit Agreement are hereby deleted in their entirety.

(d)Section 2.1(a)(i) of the Credit Agreement is hereby deleted in its entirety and restated to read as follows:

“(i)Term Loan Amounts.  On the terms and subject to the conditions set forth herein, each Lender with a Term Loan Commitment severally hereby agrees to make to Borrowers one or more term loans in an original aggregate principal amount equal to the Term Loan Commitment (in the aggregate, the “Term Loan” and “Term Loans”), of which: (A) $45,000,000 was disbursed prior to the Third Amendment Effective Date and (B) $15,461,166 was disbursed on the Third Amendment Effective Date.   The principal amount of the Term Loan that is outstanding on the Third Amendment Effective Date is $60,461,166.  No Borrower shall have any right to reborrow any portion of the Term Loan that is repaid or prepaid from time to time.  No Lender has any further obligation after the Third Amendment Effective Date to fund any portion of the Term Loan.

(e)Section 2.2(g) of the Credit Agreement is hereby deleted in its entirety and restated to read as follows:

“(g)Prepayment Fee. If any advance under the Term Loan is prepaid at any time, in whole or in part, for any reason (whether by voluntary prepayment by Borrowers, by reason of the occurrence of an Event of Default or the acceleration of the Term Loan, or otherwise), or if the Term Loan shall become accelerated and due and payable in full, Borrowers shall pay to Agent, for the benefit of all Lenders committed to make Term Loan advances, as compensation for the costs of such Lenders making funds available to Borrowers under this Agreement, a prepayment fee (the “Prepayment Fee”) calculated in accordance with this subsection.  The Prepayment Fee in respect of the Term Loan shall be equal to an amount determined by multiplying the amount being prepaid (or required to be prepaid, if such amount is greater) by the following applicable percentage amount: (w) three percent (3.0%) for the first year following the Third Amendment Effective Date, (x) two percent (2.0%) for the second year following the Third Amendment Effective Date, (y) one percent (1.0%) thereafter. The Prepayment Fee shall not apply to or be assessed upon any prepayment made by Borrowers if such payments were required by Agent to be made pursuant to Section 2.1(a)(ii)(B) subpart (i) (relating to casualty proceeds), or subpart (ii) (relating to payments exceeding the Maximum Lawful Rate). All fees payable pursuant to this paragraph shall be deemed fully earned and non-refundable as of the Closing Date.”

(f)Section 3.25(d) of the Credit Agreement is hereby deleted in its entirety and restated to read as follows:

“(d)There have been no adverse clinical test results which have or could reasonably be expected to have a materially adverse impact on Accuray or any of its Subsidiaries, and there have been no Product recalls or voluntary Product withdrawals from any market (other than (i) those recalls or voluntary withdrawals disclosed on the Compliance Certificate delivered for the calendar month ending April 30, 2019 (provided that no disclosure shall be deemed to waive any Default or Event of Default that may result from such withdrawal) and (ii) Market Withdrawals).”

(g)Clause (d) of Section 7.2 of the Credit Agreement is hereby deleted in its entirety and clause (c) of Section 7.2 of the Credit Agreement is hereby amended to replace “; and” with “.”.

(h)The proviso in the last paragraph of Section 11.16 of the Credit Agreement is hereby deleted in its entirety and restated to read as follows:

provided, however, that, in each of (i) and (ii) above, no such amendment, waiver or other modification shall, unless signed or otherwise approved in writing by all Lenders directly affected thereby, (A) reduce the principal of, rate of interest on or any fees with respect to any Loan or forgive any principal, interest (other than default interest) or fees (other than late charges) with respect to any Loan; (B) postpone the date fixed for, or waive, any payment (other than any mandatory prepayment pursuant to Section 2.1(b)(ii)) of principal of any Loan, or of interest on any Loan (other than default interest) or any fees provided for hereunder (other than late charges) or postpone the date of termination of any commitment of any

Lender hereunder; (C) change the definition of the term Required Lenders or the percentage of Lenders which shall be required for Lenders to take any action hereunder; (D) release all or substantially all of the Collateral, authorize any Borrower to sell or otherwise dispose of all or substantially all of the Collateral or release any Guarantor of all or any portion of the Obligations or its Guarantee obligations with respect thereto, except, in each case with respect to this clause (D), as otherwise may be provided in this Agreement or the other Financing Documents (including in connection with any disposition permitted hereunder); (E) amend, waive or otherwise modify this Section 11.16(b) or the definitions of the terms used in this Section 11.16(b) insofar as the definitions affect the substance of this Section 11.16(b); (F) consent to the assignment, delegation or other transfer by any Credit Party of any of its rights and obligations under any Financing Document or release any Borrower of its payment obligations under any Financing Document, except, in each case with respect to this clause (F), pursuant to a merger or consolidation permitted pursuant to this Agreement; or (G) amend any of the provisions of Section 10.7 or amend any of the definitions of Pro Rata Share, Term Loan Commitment, Term Loan Commitment Amount, Term Loan Commitment Percentage or that provide for Lenders to receive their Pro Rata Shares of any fees, payments, setoffs or proceeds of Collateral hereunder.  It is hereby understood and agreed that all Lenders shall be deemed directly affected by an amendment, waiver or other modification of the type described in the preceding clauses (C), (D), (E), (F) and (G) of the preceding sentence.

(i)Annex A to the Credit Agreement is hereby deleted in its entirety and restated with Annex A attached hereto.

(j)Schedule 2.1 to the Credit Agreement is hereby deleted in its entirety and restated with Schedule 2.1 attached hereto.

(k)Schedule 9.2 to the Credit Agreement is hereby deleted in its entirety and restated with Schedule 9.2 attached hereto.

3.Reaffirmation of Security Interest.  Each Borrower hereby expressly acknowledges and agrees that all Liens granted under the Financing Documents extend to and cover all of the obligations of Borrowers and any other Credit Party to Agent and the Lenders, now existing or hereafter arising including, without limitation, those arising in connection with the Credit Agreement, as amended by this Amendment, upon the terms set forth in the Credit Agreement, all of which Liens are hereby ratified, reaffirmed, confirmed and approved.

4.Enforceability.  This Amendment constitutes the legal, valid and binding obligation of Borrowers, and is enforceable against Borrowers in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.  Each of the agreements, documents and instruments executed in connection herewith to which a Borrower is a party constitutes the legal, valid and binding obligation of such Borrower, and is enforceable against such Borrower in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.

5.Confirmation of Representations and Warranties.  Each Credit Party represents and warrants to Agent and Lenders that, before and after giving effect to this Amendment:

(a)the representations and warranties of each Credit Party contained in the Financing Documents are true, correct and complete in all material respects (or, if such representation or warranty is, by its terms, qualified by materiality, in all respects) on and as of the date hereof, except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty is true, correct and complete in all material respects (or, if such representation or warranty is, by its terms, qualified by materiality, in all respects) as of such earlier date.

(b)The execution and delivery by each Credit Party of this Amendment and the performance by it of the transactions herein contemplated (i) are and will be within its powers, (ii) have been authorized by all necessary action, (iii) are not and will not conflict with or result in any breach or contravention of, or the creation of any Lien under, any Material Contract to which any Credit Party is a party, any Organizational Document of any Credit Party, any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which any Credit Party or the property of any Credit Party is subject, (iv) will not violate any applicable Law (including, without limitation, any corporation law, limited liability company law or partnership law of the states in which the Credit Parties are organized), and (v) will not result in a limitation on any material licenses, permits or other governmental approvals applicable to the business, operations or properties of any Credit Party.

(c)This Amendment and all allonges, assignments, instruments, documents, and agreements executed and delivered in connection herewith, are and will be valid, binding, and enforceable against each Credit Party in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.

(d)No Event of Default or Default has occurred and is continuing as of the date of this Amendment.

(e)Both before and after giving effect to (a) the Loans to be made or extended on the date hereof, (b) the disbursement of the proceeds of such Loans pursuant to the instructions of the Credit Parties, (c) the consummation of the transactions contemplated in the Financing Documents, and (e) the payment and accrual of all transaction costs in connection with the foregoing, the Credit Parties, taken as a whole, are Solvent.

6.Conditions to Effectiveness.  The obligation of Agent and Lenders to enter into this Amendment shall be subject to the satisfaction of the following conditions precedent:

(a)that Agent shall have a copy of this Amendment, duly executed by Borrowers, Agent and each Lender, in form and substance satisfactory to Agent;

(b)that Agent shall have a copy of the corresponding amendment to the Affiliated Credit Agreement duly executed by the parties thereto, in form and substance satisfactory to Agent; and

(c)all fees payable to Agent or any Lender in connection with the execution of this Amendment shall have been paid, including an amendment fee in the amount of Four Hundred  Ninety-Three Thousand Three Hundred Five and 71/100 Dollars ($493,305.71) to be paid to Agent for the benefit of the Lenders, to be paid to the Lenders in accordance with their proportionate share of the outstanding principal advances of the Term Loan immediately prior to giving effect to this Amendment.

7.Costs, Fees and Expenses.  In consideration of Agent’s and each Lender’s agreement to enter into this Amendment, Borrowers shall be responsible for the payment of all reasonable costs, fees and expenses of Agent’s counsel incurred in connection with the preparation of this Amendment and any related documents.  All such costs, fees and expenses shall be paid with proceeds of Revolving Loans.

8.Defenses and Setoffs.  Each Credit Party hereby represents and warrants that as of the date hereof, there are no defenses, setoffs, claims or counterclaims which could be asserted against the Agent or the Lenders arising from or in connection with the Credit Agreement or any other Financing Document.

9.Affirmation.  Except as specifically amended pursuant to the terms hereof, the Credit Agreement and all other Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by Borrowers.  Each Borrower covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement (as amended hereby) and the Financing Documents notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or agreement to such terms, covenants and conditions.

10.No Waiver or Novation.  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or Lenders, nor constitute a waiver of any provision of the Credit Agreement, the other Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing.  Nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Agreement or other Financing Documents or any of Agent’s or Lenders’ rights and remedies in respect of such Defaults or Events of Default.  This Amendment (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.

11.Incorporation of Credit Agreement Provisions.  The provisions contained in Section 12.8 (Governing Law; Submission to Jurisdiction) and 12.9 (Waiver of Jury Trial) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

12.Headings.  Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

13.Counterparts.  This Amendment may be executed in counterparts, and such counterparts taken together shall be deemed to constitute one and the same instrument.  Signatures by facsimile or by electronic mail delivery of an electronic version of any executed signature page shall bind the parties hereto.

14.Reference to the Effect on the Financing Documents.  Upon the effectiveness of this Amendment, each reference in any Financing Document to “this Amendment,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to such Financing Document as modified by this Amendment.

(SIGNATURES APPEAR ON FOLLOWING PAGES)

IN WITNESS WHEREOF, intending to be legally bound, the undersigned have executed this Amendment as of the day and year first hereinabove set forth.

SIGNATURE PAGE TO AMENDMENT NO 3 TO CREDIT AND SECURITY AGREEMENT

BORROWER	ACCURAY INCORPORATED,
REPRESENTATIVE:	a Delaware corporation

	By:	/s/ Shigeyuki Hamamatsu
Shigeyuki Hamamatsu
Chief Financial Officer

SIGNATURE PAGE TO AMENDMENT NO 3 TO CREDIT AND SECURITY AGREEMENT

OTHER	TOMOTHERAPY INCORPORATED,
BORROWERS:	a Wisconsin corporation

	By:	/s/ Shigeyuki Hamamatsu
Shigeyuki Hamamatsu
Director

SIGNATURE PAGE TO AMENDMENT NO 3 TO CREDIT AND SECURITY AGREEMENT

AGENT:	MIDCAP FINANCIAL TRUST, a Delaware statutory trust

	By:	Apollo Capital Management, L.P.
	Its:	Investment Manager

		By:	Apollo Capital Management GP, LLC
		Its:	General Partner

			By:	/s/ Maurice Amsellem
Maurice Amsellem
Authorized Signatory

LENDERS:	MIDCAP FINANCIAL TRUST, a Delaware statutory trust

	By:	Apollo Capital Management, L.P.
	Its:	Investment Manager

		By:	Apollo Capital Management GP, LLC
		Its:	General Partner

			By:	/s/ Maurice Amsellem
Maurice Amsellem
Authorized Signatory

MIDCAP FUNDING XIII TRUST, a Delaware statutory trust

By:	Apollo Capital Management, L.P.
Its:	Investment Manager

	By:	Apollo Capital Management GP, LLC
	Its:	General Partner

		By:	/s/ Maurice Amsellem
Maurice Amsellem
Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO 3 TO CREDIT AND SECURITY AGREEMENT

LENDERS:	MIDCAP FUNDING IV TRUST, a Delaware statutory trust

	By:	Apollo Capital Management, L.P.
	Its:	Investment Manager

		By:	Apollo Capital Management GP, LLC
		Its:	General Partner

			By:	/s/ Maurice Amsellem
Maurice Amsellem
Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO 3 TO CREDIT AND SECURITY AGREEMENT

LENDERS:	MIDCAP FUNDING VI TRUST, a Delaware statutory trust

	By:	Apollo Capital Management, L.P.
	Its:	Investment Manager

		By:	Apollo Capital Management GP, LLC
		Its:	General Partner

			By:	/s/ Maurice Amsellem
Maurice Amsellem
Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO 3 TO CREDIT AND SECURITY AGREEMENT

LENDERS:	Flexpoint MCLS HOLDINGS LLC

	By:	/s/ Daniel Edelman
Daniel Edelman
Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO 3 TO CREDIT AND SECURITY AGREEMENT

LENDERS:	ELM 2016-1 TRUST

	By:	MidCap Financial Services Capital Management, LLC
	Its:	Servicer

		By:	/s/ John O’Dea
John O’Dea
Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO 3 TO CREDIT AND SECURITY AGREEMENT

LENDERS:	ELM 2018-2 TRUST

	By:	MidCap Financial Services Capital Management, LLC
	Its:	Servicer

		By:	/s/ John O’Dea
John O’Dea
Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO 3 TO CREDIT AND SECURITY AGREEMENT

Annex A to Credit Agreement (Commitment Annex)

Lender	Term Loan Commitment Amount	Term Loan Commitment Percentage
MidCap Financial Trust	$14,836,166.00	24.5383392%
MidCap Funding IV Trust	$8,791,666.67	14.5410141%
MidCap Funding VI Trust	$13,333,333.33	22.0527228%
MidCap Funding XIII Trust	$6,500,000.00	10.7507024%
ELM 2018-2 Trust	$10,000,000.00	16.5395421%
ELM 2016-1 Trust	$4,500,000.00	7.4427939%
Flexpoint MCLS Holdings LLC	$2,500,000.00	4.1348855%
TOTALS	$60,461,166.00	100%

Annex A

Schedule 2.1

Scheduled Principal Payments for Term Loan

Commencing on the Amortization Payment Start Date (as defined below), and continuing on the first day of each calendar month thereafter, Borrowers shall pay to Agent as a principal payment under the Term Loan outstanding an amount equal to the Amortization Payment (defined below) as an amortization payment in respect of the Term Loan.

The term “Amortization Payment” means the principal payment based upon a thirty-six (36) month straight-line amortization of equal monthly principal payments; provided, however, if the Amortization Payment Start Date is extended as set forth in the next sentence, “Amortization Payment” shall mean a twenty-four (24) month straight-line amortization of equal monthly principal payments.

The term “Amortization Payment Start Date” means June 1, 2021; provided, however, Borrower Representative may, on any Business Day during the period beginning on May 1, 2021 and ending on May 15, 2021, request in writing that Agent and the Lenders extend the Amortization Payment Start Date (an “Amortization Extension Request”) by twelve (12) months, and if the Amortization Extension Conditions (as defined below) are satisfied to Agent’s and each Lender’s reasonable satisfaction, then the Amortization Payment Start Date shall be extended to June 1, 2022 and the  Amortization Payments shall be recalculated as set forth in the definition thereof.

For purposes hereof, the “Amortization Extension Conditions” means the satisfaction of each of the following conditions: (i) the Agent has received evidence satisfactory to it that the aggregate consolidated Net Revenue of Borrowers for the Defined Period ending with the most recent fiscal quarter for which financial statements have been provided (or were required to have been provided) to the Agent pursuant to Section 4.1(a) is equal to or greater than $425,000,000, and (ii) as of the date of the Amortization Extension Request and the Amortization Start Date (without giving effect to any extension thereof), no Event of Default has occurred and is continuing.

Notwithstanding anything to the contrary contained in the foregoing, the outstanding principal amount of the Term Loan shall become immediately due and payable in full on the Termination Date.

Schedule 2.1

Schedule 9.2

Location of Collateral

Company	Chief Executive Office	Chief Place of Business	Books and Records
Accuray Incorporated	1310 Chesapeake Terrace Sunnyvale, CA 94089	1310 Chesapeake Terrace Sunnyvale, CA 94089	1310 Chesapeake Terrace Sunnyvale, CA 94089 1209 Deming Way Madison, WI 53717
TomoTherapy Incorporated	1310 Chesapeake Terrace Sunnyvale, CA 94089	1310 Chesapeake Terrace Sunnyvale, CA 94089	1310 Chesapeake Terrace Sunnyvale, CA 94089 1209 Deming Way Madison, WI 53717

Inventory by Location

Street Address	City	State or Country	Zip Code	Nature of such Location	Name and address of 3rd party warehouse owning or operating that location	Inventory Balance as of April 30, 2019
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]		[*****]		[*****]	[*****]	[*****]
[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

Schedule 9.2 – Page 1

[*****] Asterisks indicate that confidential information has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]
[*****]	[*****]	[*****]		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]		[*****]	[*****]	[*****]
[*****]				[*****]	[*****]	[*****]
[*****]				[*****]	[*****]	[*****]
[*****]				[*****]	[*****]	[*****]
[*****]				[*****]	[*****]	[*****]
					Grand Total	[*****]

Schedule 9.2 – Page 2

[*****] Asterisks indicate that confidential information has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

[*****]

Row Labels	Sum of Netbook (USD)
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

Schedule 9.2 – Page 3

[*****] Asterisks indicate that confidential information has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]
Grand Total	$ [*****]

[*****]

Row Labels	Sum of Ending Bal
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
Grand Total	$ [*****]

Schedule 9.2 – Page 4

[*****] Asterisks indicate that confidential information has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.